UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

CINGULATE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40874	86-3825535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 W. 47th Place Kansas City, KS	66205
(Address of principal executive offices)	(Zip Code)

(913) 942-2300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CING	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Warrants, exercisable for one share of common stock	CINGW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

From March 31, 2025 through July 21, 2025, Cingulate Inc. (the “Company”) issued the securities described below in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”). The below does not include any issuances that have already been disclosed under this Item 3.02 in a previously filed Current Report on Form 8-K during this time period.

On May 12, 2025, the Company issued 7,538 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a value of $4.36 per share to a service provider. Such issuance was exempt from registration under 4(a)(2) of the Securities Act.

On July 8, 2025, the Company issued an option award to an officer to purchase a total of 30,000 shares of Common Stock at an exercise price of $4.51 as an inducement grant. The option award will vest over four years, with 25% of the Common Stock underlying the option vesting on the one-year anniversary of the grant date and the remaining 75% vesting in approximately equal monthly installments over the following thirty-six months, subject to the officer being continuously employed by the Company through each vesting date. Such issuance was exempt from registration under 4(a)(2) of the Securities Act.

On July 10, 2025, the Company issued 5,986 shares of Common Stock at a value of $4.18 per share to a lender in exchange for a portion of the debt owed to such lender. Such issuance was exempt from registration under 3(a)(9) of the Securities Act.

On July 14, 2025, the Company issued 57,471 shares of Common Stock at a value of $4.35 per share to a lender in exchange for a portion of the debt owed to such lender. Such issuance was exempt from registration under 3(a)(9) of the Securities Act.

On July 21, 2025, the Company issued 73,068 shares of Common Stock at a value of $4.79 per share to a lender in exchange for a portion of the debt owed to such lender. Such issuance was exempt from registration under 3(a)(9) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULATE INC.

Dated: July 25, 2025	By:	/s/ Shane J. Schaffer
	Name:	Shane J. Schaffer
	Title:	Chief Executive Officer